UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2026

Aspire Biopharma Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41293	33-3467744
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

23150 Fashion Drive, Suite 232

Estero, Florida 33928

(Address of Principal Executive Offices)

(908) 987-3002

(Registrant’s Telephone Number)

194 Candelaro Drive, # 233

Humacao, PR 00791

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ASBP	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	ASBPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

As previously reported, in the Company’s Current Report on Form 8-K filed on June 12, 2026 (the “June 8-K”), Aspire Biopharma Holdings, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with FireFish TopCo, LLC (the “Seller”), pursuant to which (i) the Seller agreed to sell, and cause the applicable Sellers to sell, and the Company agreed to purchase or cause certain of its Affiliates to purchase, all of the equity interests in certain of Seller’s subsidiaries set forth in Annex C of the Purchase Agreement (the aforementioned equity interests, collectively, the ‘Transferred Equity Interests”, and such subsidiaries, “Transferred Entities”), free and clear of all Liens, other than the Permitted Liens and in accordance with the applicable Local Transfer Documents and (ii) the Seller agreed to sell, and cause the applicable Sellers to sell, and the Company agreed to purchase, or cause certain of its affiliates to purchase, all of the assets of the other Business Entities, as defined in the June 8-K, constituting the balance of the Business. The terms of the Purchase Agreement, and related consideration are described in the June 8-K and are incorporated herein by reference. This Current Report on Form 8-K reports the closing of the Purchase Agreement.

The Purchase Agreement was previously filed as Exhibits 10.1 to the June 8-K and are incorporated herein by reference. The summary of the terms of the Purchase Agreement in the June 8-K are subject to, and qualified in their entirety by, the full text of such documents including the defined terms therein, which are incorporated herein by reference from the June 8-K.

Escrow and Closing Agreement

On August 6, 2026, the Company and the Seller entered into an Escrow and Closing Agreement (the “Closing Agreement”), pursuant to which the parties acknowledged and agreed that all conditions to the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) had been irrevocably satisfied or irrevocably waived by the party entitled to the benefit thereof, and that all Transaction Documents, certificates and other deliverables required to effect the Closing (collectively, the “Closing Documents”) had been duly executed and irrevocably delivered by the parties and were being held in escrow by the parties (or their respective counsel) pending automatic release as described below.

Pursuant to the Closing Agreement, the Closing Documents were automatically released from escrow without any further action, and the Closing occured automatically and without any further action, immediately upon payment by the Company to the Seller of the Closing Purchase Price in accordance with the closing statement delivered by the Seller to the Company on July 28, 2026 under the Purchase Agreement.

The Company agreed to immediately pay the Closing Purchase Price to the Seller upon receipt of funds from its debt financing source (the “Financing”). The Closing Agreement provides that the Financing is not, and was not, a condition to the Closing, that the Seller entered into the Closing Agreement as an accommodation to the Company and without prejudice to the Seller’s rights (including its right to terminate the Purchase Agreement pursuant to Section 9.01(c) or Section 9.01(e) thereof to the extent the Closing does not promptly occur after July 31, 2026), and that the Company will use reasonable best efforts to obtain the Financing so as to enable it to pay the Closing Purchase Price as promptly as possible.

The foregoing summary of the Closing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Closing Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Working Capital Financing Facility; Note Purchase Agreement

On July 31, 2026, the board of directors of the Company (the “Board”) adopted resolutions by written consent authorizing the Company to issue convertible promissory notes (the “Notes”) pursuant to a Convertible Promissory Note Purchase Agreement, dated as of August 6, 2026 (the “Note Purchase Agreement”), by and among the Company and the investors named therein (the “Investors”). Pursuant to the Note Purchase Agreement, the Company issued and sold to the Investors Notes in an aggregate principal amount of $3,750,000, for an aggregate purchase price of $3,000,000, reflecting an original issue discount of 20% (the “Working Capital Transaction”). The proceeds of the Working Capital Transaction are intended to provide additional working capital for the Company’s business and to allow for flexibility to pursue future growth opportunities that the Company may identify in the future.

The Board ratified, confirmed, consented to and approved the Company’s entry into the Purchase Agreement, and authorized the Company’s officers to negotiate, execute, deliver and perform the Note Purchase Agreement and related ancillary documents, and to issue the Conversion Shares (as defined below) upon conversion of the Notes.

The Notes are convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Conversion Shares”), in accordance with the terms of the Notes. The conversion price applicable to the Notes is $8.00 per share.

The foregoing summary of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Purchase Agreement and the form of Note, copies of which are filed as Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

RBW Capital Partners LLC acted as exclusive financial advisor to the Company in connection with the foregoing transactions. Any securities or brokerage services were offered through Dawson James Securities, Inc. RBW received a placement agency fee in the equal to 8% of the purchase price and non-accountable expenses in the amount of 1%.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above regarding the Notes and the Note Purchase Agreement is incorporated herein by reference. As described above, the Company issued Notes in an aggregate principal amount of $3,750,000 for an aggregate purchase price of $3,000,000, reflecting an original issue discount of 20%, pursuant to the Note Purchase Agreement. The proceeds of the Notes are intended to provide additional working capital for the Company’s business and to allow for flexibility to pursue future growth opportunities that the Company may identify in the future.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 above regarding the Notes and the Conversion Shares is incorporated herein by reference. The Notes, and the Conversion Shares issuable upon conversion of the Notes, were offered and sold, and will be issued, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) of Regulation D promulgated thereunder, based on representations from the Investors that each is an “accredited investor” as defined in Rule 501(a) of Regulation D, and in a transaction not involving a public offering and without any form of general solicitation or general advertising.

Item 7.01 Regulation FD Disclosure.

On August 10, 2026, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1*	Form of Purchase Agreement, dated June 10, 2026, by and among Aspire Biopharma Holdings, Inc. and FireFish TopCo, LLC

10.2	Escrow and Closing Agreement, dated as of August 6, 2026, by and between FireFish TopCo, LLC and Aspire Biopharma Holdings, Inc.

10.3	Convertible Promissory Note Purchase Agreement, dated as of August 6, 2026, by and among Aspire Biopharma Holdings, Inc. and the Investors named therein.

10.4	Form of Convertible Promissory Note.

99.1	Press Release dated August 10, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The schedules, exhibits or similar attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any schedules, exhibits or similar attachments to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2026

Aspire Biopharma Holdings, Inc.

By:	/s/ Kraig T. Higginson
Name:	Kraig T. Higginson
Title:	Chief Executive Officer and Chairman